Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

22.  Commitments and Contingencies

(a) Commitments

As of December 31, 2020, future minimum commitments under non-cancelable agreements were as follows (in thousands):

	Property Management Costs	Bandwidth Purchases	Cooperation with Phoenix TV Group	Content Purchases	Property and Equipment, and Intangible Assets	Equity Investment	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2021	7,836	19,582	3,305	15,417	897	18,000	4,001	69,038
2022	2,983	—	1,305	2,624	280	—	311	7,503
2023	37	—	1,305	189	280	—	272	2,083
2024	—	—	—	189	—	—	112	301
2025 and thereafter	—	—	—	—	—	—	239	239
Total	10,856	19,582	5,915	18,419	1,457	18,000	4,935	79,164

The amounts of cooperation with Phoenix TV Group are calculated according to the agreements between the Group and Phoenix TV Group (see Note 2(a)).

Upon the adoption of ASC 842 on January 1, 2019, future minimum lease payments for operating lease commitments as of December 31, 2020 are disclosed in Note 2(y).

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2019 and 2020.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is currently a party to certain legal proceedings and claims which in the opinion of the Company’s management, adequate provisions have been recorded to cover the probable loss of those that can be reasonably estimated, while other claims are considered would not have material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows.

In April 2018, the Group received notices from a local court that certain plaintiffs have filed a lawsuit against it about the infringement of copyright and unauthorized selling on the Group’s website and mobile applications for a piece of literature work, with the related claim for damages of approximately RMB99.8 million. However, the actual income the Group generated from such literature work was less than RMB1,500. The Group received the judgment from the local court in April 2020 and received the final judgement from a higher local court in December 2020, which both ordered it to pay the plaintiffs a total of approximately RMB1.0 million as economic compensation and reimbursement of the plaintiff’s reasonable expenses. As of the date of this annual report, the time limit for lodging an appeal against the judgments has not expired yet and the Group cannot assure that the plaintiffs or it will not appeal another judgment.

Litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. There exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As mentioned in Note 16, as of December 31, 2019 and 2020, the Group had recorded uncertain tax positions of RMB27.6 million and RMB28.2 million (US$4.3 million), respectively.